Disclosures

WYNDHAM H. WILSON, MD PHD

- RESEARCH FUNDING: National Cancer Institute
- EMPLOYEE: National Cancer Institute
- STOCKHOLDER: None
- CONSULTANT: None
- SCIENTIFIC ADVISORY BOARD: None

The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), has Preferential Activity in the ABC Subtype of Relapsed/Refractory De Novo Diffuse Large B-Cell Lymphoma (DLBCL): Interim Results of a Multicenter, Open-Label, Phase 2 Study

Wyndham H. Wilson MD, PhD[1], John F. Gerecitano MD, PhD[2], Andre Goy MD[3], Sven de Vos MD, PhD[4], Vaishalee P. Kenkr, MD[5], Paul Barr MD[6], Kristie A. Blum MD[7], Andrei R. Shustov MD[8], Ranjana H. Advani MD[9], Jason Lih PhD[10], Mickey Williams PhD[10], Roland Schmitz PhD[1], Yandan Yang PhD[1], Stefania Pittaluga MD, PhD[1], George Wright PhD[1], Lori A. Kunkel MD[11], Jesse McGreivy MD[11], Sriram Balasubramanian PhD[11], Mei Cheng PhD[11], Davina Moussa[11], Joseph J. Buggy PhD[11], and Louis M. Staudt MD, PhD[1]

[1]National Cancer Institute, Bethesda, MD; [2]Memorial Sloan-Kettering Cancer Center, New York, NY [3]The John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, NJ; [4]UCLA Medical Center, Los Angeles, CA; [5]Department of Medicine - Hematology/Oncology, University of Wisconsin, Madison, WI; [6]Hematology/Oncology, University of Rochester Medical Center, Rochester, NY [7]The Ohio State University Medical Center, Columbus, OH; [8]Seattle Cancer Care Alliance, Seattle, WA; [9]Division of Oncology, Department of Medicine, Stanford, CA; [10]NCI/NIH, SAIC Frederick National Laboratory for Cancer Research, Frederick, MD; [11]Pharmacyclics, Inc., Sunnyvale, CA

Molecular Subtypes of Diffuse Large B-Cell Lymphoma (DLBCL)



ABC DLBCL Probability
GCB DLBCL Probability
100
90
80
70
60
50
40
30
20
10
0
FOXP1
IRF4
IL-16
BLNK
CD39
Cyclin D2
Pim-1
IgM
CD10
JAW1
BCL-6
LMO2
A-myb
ABC DLBCL
GCB DLBCL
274 DLBCL Biopsy Samples

Molecular Subtype Predicts Outcome With R-CHOP


Probability of survival
1.0
0.8
0.6
0.4
0.2
0.0
P<0.001
0
1
2
3
4
5
Progression-free survival (yrs)
Overall survival (yrs)
GCB DLBCL
ABC DLBCL

Lenz et al, *N Engl J Med.* 2008; 359: 2313.

Chronic Active B-Cell Receptor Signaling Activates NF-κB in ABC DLBCL



Chronic Active BCR signaling
SFK
SYK
BTK
PKCβ
CARD11
MALT1
BCL10
IKKγ
IKKβ IKKα
IκB kinase
NF-κB pathway
Survival

Chronic Active B-Cell Receptor Signaling Activates NF-κB in ABC DLBCL



Chronic Active BCR signaling
SFK
SYK
CD79A/B ITAM mutation
21%
BTK
PKCβ
CARD11
MALT1
BCL10
CARD11 coiled-coil mutation
10%
IKKγ
IKKβ IKKα
IκB kinase
NF-κB pathway
Survival

MYD88 Signaling Activates NF-κB in ABC DLBCL


Chronic Active BCR signaling
Constitutive MYD88 signaling
SFK
SYK
BTK
PKCβ
CARD11
MALT1
BCL10
MYD88
IRAK4
IRAK1
MYD88 TIR domain mutation
39%
IKKγ
IKKβ
IKKα
IκB kinase
NF-κB pathway
Survival

Targeting B-Cell Receptor Signaling Through Inhibition of Bruton Tyrosine Kinase (BTK)



Chronic Active BCR signaling
Constitutive MYD88 signaling
SFK
SYK
BTK
PKCβ
CARD11
MALT1
BCL10
MYD88
IRAK4
IRAK1
IKKγ
IKKβ
IKKα
IκB kinase
NF-κB pathway
Survival

Ibrutinib: A First-in-Class Inhibitor of BTK



Ibrutinib
CYS481

- Forms covalent bond with cysteine-481 in BTK
- High BTK specificity
- IC_{50} = 0.5 nM
- Daily oral dosing produces 24-hr BTK inhibition
- Blocks NF-κB in DLBCL cell lines

Study Hypothesis

- Ibrutinib activity will be restricted to ABC DLBCL

Study Hypothesis

- Ibrutinib activity will be restricted to ABC DLBCL
- Ibrutinib activity will be dependent on pathogenetic events within the BCR pathway

Study Design: PCYC-1106-CA

- Multi-center (n=14), open-label, phase II study of ibrutinib in relapsed/refractory de novo DLBCL
- Treatment: 560 mg PO daily to progression (28 day cycle)
- Primary objective:
  - Evaluate ibrutinib in relapsed/refractory de novo ABC and GCB DLBCL
- Secondary objective:
  - Evaluate the safety and tolerability of ibrutinib
- Patients were stratified into separate ABC versus GCB cohorts by central gene-expression profiling (GEP)

Patient Eligibility

- Pathologically confirmed de novo DLBCL
- Men and women ≥ 18 years of age
- ECOG performance status ≤ 2
- Archival tissue for central review
- Prior treatment:
  - Progressive disease after autologous transplant (ASCT)
  - Or considered ineligible for ASCT as outlined in protocol
- Measureable disease (> 2 cm on CT imaging)
- Exclusions: Primary mediastinal DLBCL, transformed DLBCL, CNS involvement

Patient Characteristics

Characteristics	Total (N=70)
Age, median (range) years	64 (28-92)
Sex (Male), n (%)	50 (71)
ECOG PS 2, n (%)	12 (17)
IPI (HI/High), n (%)	37 (59)
Time from diagnosis, median (range) months	19 (5-332)
Prior regimens, median (range)	3 (1-7)
Prior ASCT, n (%)	16 (23)
Refractory disease, n (%)	38 (54)

Refractory disease – PR or less to last therapy

Patient Characteristics by GEP Analysis

Characteristics*	ABC (N=29)	GCB (N=20)	Unclassified (N=16)	Unknown (N=5)
Median Age yrs (range)	62 (34-89)	65 (28-92)	65 (44-85)	65 (58-78)
Sex (Male)	69%	70%	81%	60%
ECOG PS 2	7%	20%	25%	40%
IPI (HI/High)	61%	58%	54%	60%
Time from diagnosis median (range)	19 (5-74)	17 (11-104)	19 (7-332)	19 (9-57)
Prior regimens median (range)	3 (1-7)	3.5 (1-7)	3 (1-4)	3 (1-3)
Prior ASCT	17%	30%	19%	40%
Refractory disease	41%	70%	69%	20%

* No statistically significant differences between ABC and GCB (p-values > 0.05)

Patient Characteristics by GEP Analysis

Characteristics*	ABC (N=29)	GCB (N=20)	Unclassified (N=16)	Unknown (N=5)
Median Age yrs (range)	62 (34-89)	65 (28-92)	65 (44-85)	65 (58-78)
Sex (Male)	69%	70%	81%	60%
ECOG PS 2	7%	20%	25%	40%
IPI (HI/High)	61%	58%	54%	60%
Time from diagnosis median (range)	19 (5-74)	17 (11-104)	19 (7-332)	19 (9-57)
Prior regimens median (range)	3 (1-7)	3.5 (1-7)	3 (1-4)	3 (1-3)
Prior ASCT	17%	30%	19%	40%
Refractory disease	41%	70%	69%	20%

* No statistically significant differences between ABC and GCB (p-values > 0.05)

Grade 3 or Higher AEs >3% Incidence
(Unrelated and related AEs)

Hematologic AEs



Lymphocyte count decreased
Neutropenia
Thrombocytopenia
Anaemia
Platelet count decreased
White blood cell count decreased
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grade 3
Grade 4
Grade 5

Non-Hematologic AEs



Fatigue
Hyponatraemia
Sepsis
Blood bilirubin increased
Dehydration
Dyspnoea
Pneumonia
Vomiting
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grade 3
Grade 4
Grade 5

Overall Response Rate (ITT Population)



50
40
30
20
10
0
Percent of patients (%)
23%
16/70
14%
9%
ORR
PR
CR

Waterfall Plot of Maximum Decrease in Bi-dimensional Measurements



130
80
30
-20
-70
-120
% Change from Baseline SPD
ABC (N=23)
GCB (N=12)
Unclassifiable (N=8)
Unknown (N=3)
*
Only includes pts with post baseline LN measurements

* Best response was PD due to clinical progression

Response in ABC and GCB DLBCL



P=0.007
% Response (CR+PR)
100
90
80
70
60
50
40
30
20
10
0
41%
12/29
PR 24%
CR 17%
PR 5%
1/20
ABC DLBCL
GCB DLBCL

Time on Study Treatment in ABC and GCB DLBCL



ABC DLBCL
GCB DLBCL
0
2
4
6
8
10
12
Months on study
Patient still on ibrutinib

Overall Survival in ABC and GCB DLBCL



ABC
GCB
Probability of Survival
1.0
0.8
0.6
0.4
0.2
0.0
P = 0.0989
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
Overall Survival (months)

	ABC	GCB
ITT Population	29	20
Median (95% CI) of OS (months)	9.76 (3.88, NR)	3.35 (1.22, NR)

Analysis of Response Rate within Mutation Subgroups

- Mutations in tumor samples analyzed by PCR amplification and Sanger DNA sequencing
- ABC DLBCL tumors were analyzed for mutations in CD79B, MYD88 and CARD11
- Includes 29 ABC DLBCL cases present study (PCYC-1106) and 10 ABC DLBCL cases from a pilot study of ibrutinib (PCYC-04753)

CD79B Mutant ABC DLBCL Predicts a High Rate of Response to Ibrutinib

NCI data



Percent Response (CR + PR)
100
80
60
40
20
0
71%
5/7
CD79B:
Mutant

Ibrutinib Response in ABC DLBCL Does Not Require B Cell Receptor Mutation

NCI data



Percent Response (CR + PR)
100
80
60
40
20
0
71%
34%
5/7
10/29
CD79B:
Mutant
WT

MYD88 L265P Plus CD79B Mutations Identify Ibrutinib-Responsive ABC DLBCL

NCI data



Percent Response (CR + PR)
100
80
60
40
20
0
71%
34%
80%
5/7
10/29
4/5
CD79B:
MYD88:
Mutant
WT
Mutant
Mutant

MYD88 L265P Without CD79B Mutation Predicts Ibrutinib Resistance in ABC DLBCL

NCI data



100
80
60
40
20
0
Percent Response (CR + PR)
71%
34%
80%
5/7
10/29
4/5
0/5
CD79B:
Mutant
WT
Mutant
WT
MYD88:
Mutant
Mutant

CARD11 Mutant ABC DLBCL Does Not Respond to Ibrutinib


NCI data
Percent Response (CR + PR)
100
80
60
40
20
0
71%
5/7
34%
10/29
80%
4/5
0/5
0/4
CD79B:
MYD88:
CARD11:
Mutant
WT
Mutant
Mutant
WT
Mutant
Mutant

Conclusions

- Ibrutinib, a selective covalent inhibitor of BTK, induced a high response rate in relapsed/refractory ABC DLBCL
- Ibrutinib had marginal activity in GCB DLBCL, supporting the use of the ABC DLBCL molecular subtype as a biomarker for activity
- CD79B mutant tumors responded frequently to ibrutinib, suggesting that ibrutinib inhibits chronic active BCR signaling in ABC DLBCL
- Ibrutinib response did not require CD79B mutation, suggesting that BCR pathway addiction can occur by other means in ABC DLBCL
- CARD11 mutant tumors were resistant, suggesting that ibrutinib response requires upstream BCR signaling
- Tumors with only MYD88 L265P mutation were resistant to ibrutinib, suggesting a BCR-independent pathway to ABC DLBCL
- Ibrutinib was associated with a favorable safety profile

Acknowledgements

Metabolism Branch, CCR, NCI
- Wyndham Wilson
- Yandan Yang
- Sameer Jhavar
- Roland Schmitz
- Art Shafer
- Lou Staudt

Frederick National Laboratory, NCI
- Jason Lih
- Mickey Williams

Laboratory of Pathology, CCR, NCI
- Stefania Pittaluga

Biometric Research Branch, DCTD, NCI
- George Wright

Pharmacyclics
- Jesse McGreivy
- Lori A. Kunkel
- Sriram Balasubramanian
- Mei Cheng
- Davina Moussa
- Lipo Chang
- Linda Gau
- Joseph J. Buggy

Janssen R&D
- Deborah Ricci

Ibrutinib DLBCL Trial Consortium
- John Gerecitano
- Andre Goy
- Sven deVos
- Vaishalee P. Kenkre
- Paul Barr
- Kristie A. Blum
- Andrei Shustov
- Ranjana Advani
- Jacqueline Barrientos
- Rebecca Elstrom
- Nathan Fowler
- Thomas Habermann
- Julie Vose